UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2014 (February 13, 2014)

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Seventeenth Street Suite 1000

Denver, CO 80202

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 635-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Attached as Exhibit 99.1 is the registrant’s earnings release for the fourth quarter and full year of 2013, issued February 13, 2014. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Earnings Release issued February 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014	THE WHITEWAVE FOODS COMPANY

	By:	/s/ James T. Hau
James T. Hau
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release issued February 13, 2014

4